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                                                                  EXHIBIT 10.15


                                                               [EXECUTION COPY]


                                THIRD AMENDMENT
                         TO SHORT-TERM CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO SHORT-TERM CREDIT AGREEMENT dated effective June 3, 1998 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers") and AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama (the "Lender").

                                    RECITALS

         A. The Borrowers and the Lender have heretofore entered into a Short-Term Credit Agreement dated as of October 27, 1995, as amended by a First Amendment thereto dated as of November 1, 1996, and as further amended by a Second Amendment thereto dated June 4, 1997 (as so amended, the "Credit Agreement") whereby the Lender has made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $10,000,000 (the "Revolving Facility"), the proceeds of which are to be used by the Borrowers for general corporate purposes.

         B. The Borrowers have applied to the Lender for an extension of the Termination Date of the Revolving Facility until June 2, 1999.

         C. The Borrowers and the Lender wish to amend the Agreement as requested by the Borrowers and as further set forth in this Amendment.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrowers and the Lender hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended to read, in its entirety, as follows:

                  "Termination Date" means June 2, 1999, as the same may be extended from time to time in accordance with Section 2.7 hereof."

         3. Section 2.7 of the Agreement is hereby deleted in its entirety and replaced by the following:

                           "SECTION 2.7 EXTENSION OF TERMINATION DATE.
                  Upon written notice to the Lender in the form attached as
                  Schedule 2.7(a) at least thirty (30) days (but not more than sixty (60) days) prior to the Termination Date then in effect, the Borrowers may request that such Termination Date be extended for an additional 364 days.
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                  The Lender shall notify the Borrowers in writing in the form attached as Schedule 2.7(b) at least fourteen (14) days prior to such Termination Date of the decision of the Lender as to whether to extend the Termination Date. Failure by the Lender to give such notice shall constitute refusal by the Lender to extend the Termination Date."

         4. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby, nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         5. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         6. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since October 27, 1995.

         7. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof; and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         8. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         9. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not expressly waived, acknowledged or consented to previously by the Lender in writing.

         10. This Amendment shall be governed by the laws of the State of Alabama.



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         IN WITNESS WHEREOF, each of the Borrowers and the Lender has caused this Amendment to be executed and delivered by its duly authorized corporate officer to be effective as of the day and year first above written.


                                      BOOKS-A-MILLION, INC.



                                      By:  /s/ Sandra B. Cochran
                                         --------------------------------------
                                         Its    Executive Vice President
                                            -----------------------------------


                                      AMERICAN WHOLESALE BOOK COMPANY, INC.



                                      By:  /s/ Sandra B. Cochran
                                         --------------------------------------
                                         Its    Executive Vice President
                                            -----------------------------------

                                      Hand Delivery Address:

                                      402 Industrial Lane
                                      Birmingham, Alabama 35211
                                      FAX: (205) 945-1772
                                      Attention: Chief Financial Officer

                                      Mailing Address:

                                      Post Office Box 19768
                                      Birmingham, Alabama 35219
                                      FAX: (205) 945-1772
                                      Attention: Chief Financial Officer
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                                      AMSOUTH BANK


                                      By:  /s/ David A. Simmons
                                         --------------------------------------
                                         Its Senior Vice President

                                      Hand Delivery Address:

                                      AmSouth-Sonat Tower
                                      1900 Fifth Avenue North
                                      Birmingham, Alabama 35203
                                      FAX: (205) 326-5601
                                      Attention: David A. Simmons

                                      Mailing Address:

                                      P. O. Box 11007
                                      Birmingham, Alabama 35288
                                      FAX: (205) 326-5601
                                      Attention: David A. Simmons
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                                SCHEDULE 2.7(A)
                             (Request for Extension
                              of Termination Date)
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                                      Date:________________


BY FACSIMILE - 801-0157
ORIGINAL BY CERTIFIED U.S. MAIL

Mr. David A. Simmons
Senior Vice President
Regional Banking
AmSouth Bank
P.O. Box 11007
Birmingham, Alabama 35203

                  Re: $10,000,000 Revolving Line of Credit by AmSouth Bank, as Lender, to Books-A-Million, Inc. and American Wholesale Book Company, Inc., as Borrowers

Dear Mr. Simmons:

                  This letter is to request that you extend the Termination Date for the above revolving loan to _______________________ pursuant to
Section 2.7 of the Short-Term Credit Agreement dated as of October 27, 1995 (as amended from time to time, the "Credit Agreement"). No Event of Default exists under the Credit Agreement and no event has occurred that with notice or the passage of time, or both, could become an Event of Default. The Borrowers have delivered to the Lender all financial information required to be submitted to date under the terms of the Credit Agreement.

                  Thank you for your assistance. We look forward to your reply.


                                      BOOKS-A-MILLION, INC.



                                      By:
                                          -------------------------------------
                                      Its:
                                          -------------------------------------


                                      AMERICAN WHOLESALE BOOK COMPANY, INC.



                                      By:
                                          -------------------------------------
                                      Its:
                                          -------------------------------------
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                                SCHEDULE 2.7(B)
                              (Notice of Extension
                              of Termination Date)
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                                      Date:________________


BY FACSIMILE - 945-1772
ORIGINAL BY CERTIFIED U.S. MAIL

Chief Financial Officer
Books-A-Million, Inc.
American Wholesale Book Company, Inc.
402 Industrial Lane
Birmingham, Alabama 35211

                  Re: $10,000,000 Revolving Line of Credit by AmSouth Bank, as Lender, to Books-A-Million, Inc. and American Wholesale Book Company, Inc., as Borrowers

Dear Sir or Madam:

                  Please be advised that AmSouth Bank is pleased to extend the Termination Date of the above revolving loan to the following date:
_______________________. All references in the Credit Agreement and other Credit Documents to the capitalized term "Termination Date" shall hereafter refer to this date.


                                      AMSOUTH BANK



                                      By:
                                          -------------------------------------
                                      Its:
                                          -------------------------------------